MERCURY QA EQUITY SERIES, INC.

                    Supplement dated January 18, 2002 to the
  Prospectus and Statement of Additional Information, each dated April 30, 2001


         On January 14, 2002, the Board of Directors of Mercury QA Equity Series, Inc. (the "Fund") approved a proposal to liquidate the Fund. Accordingly, the Fund has suspended sales of its shares effective January 18, 2002, other than pursuant to automatic investment and dividend reinvestment programs, to Mercury QA Strategy Series, Inc. and to certain 401(k) plans.



Code # 19088-0401
Code # 19089-0401